SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement           [  ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                        Farmers Capital Bank Corporation
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                        FARMERS CAPITAL BANK CORPORATION
                              202 WEST MAIN STREET
                            FRANKFORT, KENTUCKY 40601

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2005


     The Annual Meeting of Shareholders of Farmers Capital Bank Corporation will be held at the main office of Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 10, 2005 at 11:00 a.m., local time, to consider and act upon the following matters:

     1. The election of four Directors for three-year terms ending in 2008 or until their successors have been elected and qualified; and

     2.   Such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 1, 2005 will be entitled to receive notice of and to vote at this meeting, or any adjournment thereof. The stock transfer books will not be closed.

     It is desirable that as many shareholders as possible be represented at the meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You may revoke the proxy at any time before the authority therein is exercised.





                                     By order of the Board of Directors,

                                     /s/ C Douglas Carpenter
                                     C. Douglas Carpenter
                                     Vice President, Secretary
                                     and Chief Financial Officer


Frankfort, Kentucky
April 1, 2005


                             YOUR VOTE IS IMPORTANT


PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                        FARMERS CAPITAL BANK CORPORATION
                              202 WEST MAIN STREET
                            FRANKFORT, KENTUCKY 40601

                                 PROXY STATEMENT
                    ANNUAL SHAREHOLDERS' MEETING-MAY 10, 2005

GENERAL

     The Board of Directors of Farmers Capital Bank Corporation (the "Corporation") solicits your proxy for use at the 2005 Annual Shareholders' Meeting (the "Meeting"). The Meeting will be held at the main office of Farmers Bank & Capital Trust Co. ("Farmers Bank"), 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 10, 2005 at 11:00 a.m., local time. The persons named as proxies in the form of proxy, G. Anthony Busseni and Frank W. Sower, Jr., have been designated as proxies by the Board of Directors.

     When the enclosed proxy is executed and returned before the Meeting, the shares represented thereby will be voted at the Meeting as specified thereon. Any person executing the enclosed proxy may revoke it prior to the voting at the Meeting by giving notice of revocation to the Secretary of the Corporation (C. Douglas Carpenter), by filing a proxy bearing a later date with the Secretary or by attending the Meeting and voting his or her shares in person.

     This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about April 1, 2005. One Annual Report and one Proxy Statement are being delivered to multiple shareholders sharing an address unless the Corporation has received contrary instructions from one or more shareholders. Upon request, the Corporation will furnish the shareholder a separate copy of an Annual Report or Proxy Statement, as applicable. Requests should be directed to the Secretary at the address shown at the top of this page or by phone at 502-227-1668.

VOTING

     Voting rights are vested exclusively in the holders of shares of Corporation Common Stock. A shareholder is entitled to one vote per share of Corporation Common Stock owned on each matter coming before the Meeting. Shareholders being present at the Meeting in person or by proxy representing a majority of the outstanding shares of Corporation Common Stock will constitute a quorum.

     If shares are held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to execute voting discretion with respect to matters to be acted upon at the Meeting. Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., "broker nonvote"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the Meeting. An abstention is not the equivalent of a "no" vote on a proposition.

     The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of Directors. A "plurality" means that the individuals with the largest number of votes are elected as Directors up to the maximum number of Directors (i.e., four) to be chosen at the Meeting. A properly executed proxy whereby authority is withheld from one or more Nominees for Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Only shareholders of record at the close of business on April 1, 2005 will be entitled to receive notice of and to vote at the Meeting. On March 1, 2005 there were 6,790,872 shares of Corporation Common Stock issued, outstanding and entitled to vote.

PRINCIPAL BENEFICIAL OWNERS

     The following table gives information as to all persons or entities known to the Corporation to be beneficial owners of more than five percent (5%) of the shares of Corporation Common Stock. Unless otherwise indicated, beneficial ownership includes both sole voting power and sole investment power.

                                    Amount and Nature
                                        of Beneficial
                                         Ownership of
                                          Corporation
Name and Address                   Common Stock as of          Percent
of Beneficial Owner                     March 1, 2005         of Class
------------------------------------------------------------------------

Farmers Bank & Capital                       496,710 1           7.31 2
Trust Co., as Fiduciary
125 West Main Street
Frankfort, KY 40601

1 The shares indicated are held by the Trust Department of Farmers Bank, a wholly-owned subsidiary of the Corporation, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Farmers Bank has the sole right to vote 393,307 shares, or 5.79% of the outstanding shares, and shared voting rights with respect to 27,954 shares, or 0.41% of the outstanding shares. It has no voting rights with respect to 75,449 shares, or 1.11% of the outstanding shares.

     In addition, of the shares indicated, Farmers Bank has sole investment power with respect to 333,433 shares, or 4.91% of the outstanding shares, shared investment power with respect to 38,564 shares, or 0.57% of the outstanding shares, and no investment power with respect to 124,713 shares, or 1.84% of the outstanding shares.

2 Based on 6,790,872 shares of Corporation Common Stock outstanding as of March 1, 2005.

                                 PROPOSAL NO. 1
                                 --------------

                              ELECTION OF DIRECTORS

     In accordance with the Corporation's Articles of Incorporation, the Board of Directors is classified into three classes as nearly equal in number as the then total number of Directors constituting the whole Board permits. Each class is to be elected to separate three (3) year terms with each term expiring in different years. At each annual meeting the Directors or Nominees constituting one class are elected for a three (3) year term. The term of those Directors listed immediately below expires at the annual meeting on May 10, 2005 and this class contains the Nominees to be elected to serve until the Meeting of shareholders in 2008. Any vacancies that occur after the Directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant Directorship.

     The Board of Directors intends to nominate for election as Directors the four (4) persons listed below, all of whom are presently serving as Directors of the Corporation with the exception of Frank R. Hamilton, Jr. It is the intention of the persons named in the proxy to vote for the election of all Nominees named. If any Nominee(s) shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute Nominee(s) as the Board of Directors recommends. Nominees receiving the four (4) highest totals of votes cast in the election will be elected as Directors. Proxies in the form solicited hereby which are returned to the Corporation will be voted in favor of the four (4) Nominees specified below unless otherwise instructed by the shareholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election.

     In accordance with rules of the National Association of Securities Dealers ("NASD"), all of the Nominees for Director, and all Continuing Directors listed below, meet the NASD definition of "independent" except for Messrs. Hillard and Busseni.

     The following tables set forth information with respect to each Nominee for Director, and with respect to Continuing Directors who (by virtue of the classes in which they serve) are not Nominees for re-election at the Meeting.

Name                     Has Served as       Position and Offices           Business Experience
and Age                  Director Since 1    with Corporation 2             during the Past Five Years
-------------------------------------------------------------------------------------------------------------

                  NOMINEES FOR THREE-YEAR TERMS ENDING IN 2008


G. Anthony Busseni       1996                Director; President and        President and CEO of the
(57)                                         CEO of the Corporation;        Corporation since 2002;
                                             Director of Farmers Bank,      President, CEO and
                                             United Bank & Trust Company    Director of Farmers Bank
                                             ("United Bank"), Lawrenceburg  from 1999-2002; President,
                                             National Bank ("Lawrenceburg   CEO and Director of
                                             Bank"), Farmers Bank and       Farmers Georgetown prior
                                             Trust Company(Georgetown,      to 1999
                                             Ky.) ("Farmers Georgetown"),
                                             First Citizens Bank ("First
                                             Citizens"), Kentucky Banking
                                             Centers, Inc. and FCB
                                             Services, Inc.("FCB Services");
                                             Chairman of the Board of
                                             Leasing One Corporation;
                                             Chairman of the Board of
                                             Farmers Capital Insurance
                                             Corporation

Shelley S. Sweeney       2002                Director                       President, Swell Properties,
(63)                                                                        Inc. (residential real estate
                                                                            rental company)

Michael M. Sullivan      1999                Director; Director of          Retired Senior Vice
(67)                                         FCB Services                   President, FCB Services

Frank R. Hamilton, Jr.   N/A                 Director of Farmers            Member, Nally and Gibson
(68)                                         Georgetown                     Georgetown, LLC (crushed stone
                                                                            producer and asphalt paving
                                                                            contractor)


Name                     Has Served as       Position and Offices           Business Experience
and Age                  Director Since 1    with Corporation 2             during the Past Five Years
-------------------------------------------------------------------------------------------------------------

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2006

Frank W. Sower, Jr.      1996                Chairman of the Board          Retired Appeals
(65)                                         of Directors                   Officer, Internal Revenue
                                                                            Service

J. Barry Banker 3        1996                Director                       Manager of Stewart Home
(53)                                                                        School (private, special
                                                                            needs school)

Dr. John D. Sutterlin    2003 4              Director; Chairman of the      Retired Dentist
(64)                                         Board of Directors of Farmers
                                             Bank

Dr. Donald J. Mullineaux 2003                Director                       Professor, University of
(59)                                                                        Kentucky, College of
                                                                            Business and Economics


                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2007

Lloyd C. Hillard, Jr.    1996                Director; President,           President and CEO of
(58)                                         CEO and Director of            First Citizens
                                             First Citizens;
                                             Director of FCB Services

Harold G. Mays           1996                Director                       President of H.G. Mays
(70)                                                                        Corp. (asphalt paving contractor)

Robert Roach, Jr.        1998                Director                       Retired Teacher
(66)

Cecil D. Bell, Jr.       2004 5              Director; Chairman of          Farmer
(64)                                         the Board of Directors
                                             of Farmers Georgetown


-----------------------------------------------------

1 Refers to the year in which the Nominee or the Continuing Director became a Director of the Corporation.

2 All corporations listed in this column other than the Corporation are subsidiaries of the Corporation.

3    J. Barry  Banker is the  son-in-law  of Dr.  John P.  Stewart,  an Advisory
     Director (and the Chairman Emeritus) of the Corporation. The foregoing is the only "family relationship" between any Director (or Advisory Director), Executive Officer, or person nominated or chosen to become a Director or Executive Officer of the Corporation. "Family relationship" means a relationship by blood, marriage or adoption not more remote than first cousin.

4 Dr. Sutterlin previously served as a Corporation Director from 1998 to 2001.

5    Mr. Bell previously served as a Corporation Director from 1997 to 2000.

     None of the Nominees or continuing Directors is a Director of any company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or any company registered as an investment company under the Investment Company Act of 1940.

     In addition to the Nominees and Continuing Directors listed in the tables above, Charles T. Mitchell, E. Bruce Dungan and Dr. John P. Stewart serve as Advisory Directors to the Corporation. The retirement policy for Directors of the Corporation (which became effective January 1, 2004) provides that a Director shall retire effective as of the end of his elected term next following the date on which the Director attains age 70. Prior to January 1, 2004, any such Director could, at the discretion of the Board of Directors, become an Advisory Director. While the three Advisory Directors listed above may continue to serve in such capacity at the discretion of the Board of Directors, effective January 1, 2004 the status of Corporation Advisory Director has otherwise been eliminated.

      THE CORPORATION BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE ELECTION
                     OF EACH OF THE NOMINEES FOR DIRECTOR.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are  three  standing  committees  of the  Board of  Directors  of the
Corporation: the Retirement Committee, the Audit Committee and the Compensation Committee.

     The Retirement Committee consists of G. Anthony Busseni and Harold G. Mays.
E. Bruce Dungan and Charles T. Mitchell, each of whom is an Advisory Director, serve as advisors to this committee. The Committee establishes investment policy and monitors investment results for the Corporation Salary Savings Plan (the "Savings Plan"). It also, from time to time, recommends amendments to the Savings Plan to the Board of Directors. During 2004, the Retirement Committee met four times.

     The Audit Committee consists of J. Barry Banker, Frank W. Sower, Jr., and Robert Roach, Jr., with Advisory Director Charles T. Mitchell serving as an advisor to this committee. All members of the Audit Committee are "independent directors" as defined by the rules of the NASD. The Board of Directors has determined (in accordance with Securities and Exchange Commission Regulation S-K 401(h)) that J. Barry Banker satisfies the qualifications of "financial expert" and Mr. Banker accordingly has been designated as the Audit Committee financial expert. The Audit Committee is empowered to:

1. Monitor the integrity of the Corporation's financial reporting processing and systems of internal controls regarding finance, accounting, and legal compliance;
2. Select the Corporation's independent auditor and determine such auditor's compensation;
3. Monitor the independence and performance of the independent auditor, management and the internal audit department; and 4. Provide an avenue of communication among the independent auditor, management, the internal audit department and the Board of Directors.

     The Audit Committee was in compliance during 2004 with its written charter which is attached hereto as Appendix A. The Board does not limit the number of audit committees for other corporations on which its audit committee members may serve. None of the committee members currently serve on another audit committee for a publicly-held entity. During 2004 the Audit Committee met five times.

     The Compensation Committee consists of J. Barry Banker, Frank W. Sower, Jr., and Shelley S. Sweeney, with Charles T. Mitchell serving as an advisor to this committee. The Committee recommends to the Board of Directors the salaries of all Executive Officers, including the Chief Executive Officer, and recommends awards to be made (if any) under the Corporation Stock Option Plan, which was approved by shareholders in 1998 (the "Stock Option Plan"). The Compensation Committee met once during 2004.

     There were seven meetings of the Board of Directors during 2004, and all Directors except Dr. Mullineaux attended at least 75% of the total number of Board meetings and the meetings of the committees to which they belonged. The Board of Directors does not have a specific policy for Directors attendance at the Corporation's annual meeting of shareholders. All but one Director attended the Corporation's annual meeting.

CORPORATE GOVERNANCE

NOMINATIONS OF DIRECTORS. The Corporation has no standing nominating committee. The members of the Board of Directors who are "independent directors" under NASD rules determine the Nominees for Director to be presented for election based upon their review of all proposed nominees for the Board, including those proposed by shareholders. The independent members of the Board of Directors select qualified candidates based upon the criteria set forth below and review their recommendations with the Board, which decides whether to invite the candidate to be a nominee for election to the Board.

     Board members must possess the acumen, education and experience to make a significant contribution to the Board and bring a diverse range of skills and perspectives to satisfy the perceived needs of the Board at a particular time. Board members must have the highest ethical standards, a strong sense of professionalism, independence and an understanding of the Corporation's business. Additionally, Board members must have the aptitude and experience to fully appreciate the legal responsibilities of a director and the governance processes of a public company, a willingness to commit, as well as have, sufficient time to discharge their duties to the Board and such other factors as the independent members of the Board of Directors determine are relevant in light of the needs of the Board and the Corporation.

     For a shareholder to submit a candidate for consideration as a Director, a shareholder must notify the Corporation's secretary. To be considered for nomination and inclusion in the Corporation's proxy statement at the 2006 Annual Meeting, a shareholder must notify the Corporation's secretary no later than December 1, 2005 (the date 120 days prior to the first anniversary of the date of the 2005 annual meeting proxy statement). Notices should be sent to: Farmers Capital Bank Corporation, 202 West Main Street, Frankfort, Kentucky 40601,
Attention: C. Douglas Carpenter, Secretary.

CODE OF ETHICS. Ethical business conduct is a shared value of the Corporation's Board of Directors, management and employees. The Corporation's Code of Ethics applies to the Board of Directors as well as all employees and officers, including the principal executive officer, principal financial officer and principal accounting officer.

     The Code of Ethics covers all areas of professional conduct, including, but not limited to, conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to the Corporation's business. The Corporation encourages all employees, officers and Directors to promptly report any violations of the Code of Ethics to the appropriate persons identified in the Code. A copy of the Corporation's Code of Ethics is available through the Investor Relations section of the Corporation's website at the following address: www.farmerscapital.com.

EXECUTIVE SESSIONS OF THE BOARD. Non-management Directors meet in executive sessions without management. "Non-management" directors are all those who are not officers of the Corporation or a subsidiary, and may include Directors who are not "independent" as determined under NASD rules by virtue of a material relationship with the Corporation or a family relationship (though no such Directors are currently board members). Executive sessions are led by a "Presiding Director" and are held at least twice annually in conjunction with regularly scheduled Board meetings. Other sessions may be called by the Presiding Director in his or her own discretion or at the request of the Board. Frank W. Sower, Jr. has been designated as the Presiding Director.

COMMUNICATIONS WITH THE BOARD. The Board of Directors has established a process for shareholders to communicate with the Board or an individual Director. Shareholders may contact the Board or an individual Director by writing to the attention of one or more Directors at the Corporation's principal executive offices at 202 West Main Street, Frankfort, Kentucky 40601, Attention: C. Douglas Carpenter, Secretary. Each communication intended for the Board of Directors or an individual director will be forwarded to the specified party.

                          STOCK OWNERSHIP OF MANAGEMENT

     The table below contains information as to the shares of Corporation Common Stock beneficially owned by all Directors (and Nominees), Advisory Directors and Executive Officers, and by all such persons as a group. Unless otherwise indicated, all shares are owned directly and the named persons possess both sole voting power and sole investment power.


                                  Amount and Nature of Beneficial
                                  Ownership of Corporation Common     Percent of
Name                               Stock as of March 1, 2005 1, 2     Class 1, 2
--------------------------------------------------------------------------------

J. Barry Banker                               5,124   3                  .08

Cecil D. Bell, Jr.                            2,000                      .03

G. Anthony Busseni                           18,599   4                  .27

E. Bruce Dungan                              75,798   5                 1.12

Allison Gordon                                9,247   6                  .14

Frank R. Hamilton, Jr.                        2,000                      .03

Gerald R. Hignite                               621   7                  .01

Lloyd C. Hillard, Jr.                        17,593   8                  .26

Harold G. Mays                                5,972   9                  .09

Charles T. Mitchell                          31,600   10                 .47

Dr. Donald J. Mullineaux                        100                      .00

Robert Roach, Jr.                            20,000                      .29

Frank W. Sower, Jr.                          66,650   11                 .98

Dr. John P. Stewart                          52,300   12                 .77

Michael M. Sullivan                         172,382   13                2.54

Dr. John D. Sutterlin                        60,100   14                 .89

Shelley S. Sweeney                          193,832                     2.85

All Directors (and Nominees),               694,918                    10.23
Advisory Directors and Executive
Officers as a group

1 All entries are based on information provided to the Corporation by its Directors, Advisory Directors and Executive Officers.

2 Includes beneficial ownership of the following numbers of shares respecting which the named persons may be deemed to be beneficial owners as a result of rights they may exercise to acquire beneficial ownership within 60 days of March 1, 2005:

     G. Anthony Busseni 17,500
     Lloyd C. Hillard, Jr. 13,500
     Allison Gordon 8,000

     The above-referenced shares for the named persons are deemed outstanding for purposes of computing the percentage of outstanding shares of Corporation Common Stock owned by such persons (and for all Directors [and Nominees], Advisory Directors and Executive Officers as a group) but are not deemed to be outstanding for purposes of computing the percentage of any other person.

3 Includes 3,400 shares held by Farmers Bank in trust for Mr. Banker's wife and 124 shares held by Mr. Banker for each of his three children.

4 Includes 667 shares held for the benefit of Mr. Busseni in the Corporation Employee Stock Ownership Plan (the "ESOP") and 11 shares in the Corporation Employee Stock Purchase Plan (the "ESPP").

5 Includes 43,100 shares owned by Mr. Dungan's wife and 1,498 shares held by the ESOP for his benefit.

6 Includes 387 shares owned jointly with Ms. Gordon's husband and 356 shares held by the ESOP for her benefit.

7 Mr. Hignite is a Corporation director whose term expires at the Meeting. The shares of Corporation Common Stock reflected for Mr. Hignite include 400 shares owned by Mr. Hignite's wife.

8 Includes 134 shares held for the benefit of Mr. Hillard by the ESOP, 22 shares held by the ESPP, 200 shares held in a self-directed IRA for the benefit of Mr. Hillard's wife, 1,894 shares held in a self-directed IRA for the benefit of Mr. Hillard, and 450 shares held in a profit sharing trust for the benefit of Mr. Hillard's wife.

9 Includes 5,972 shares held by H. G. Mays Corp. of which Mr. Mays is the President and principal shareholder.

10 Includes 8,000 shares owned by Mr. Mitchell's wife and 4,838 shares held in an IRA established by Mr. Mitchell with Farmers Bank serving as trustee.

11   Includes 36,250 shares held jointly by Mr. Sower, Mr. Sower's brother, John
     R. Sower, and Mr. Sower's sister, Lynn S. Bufkin, as co-trustees for various trusts established for the benefit of Mr. Sower's children and the other grandchildren of Mr. Sower's parents.

12 Includes 41,500 shares held by Dr. Stewart as trustee for his own benefit, and 6,800 shares held in trust by Farmers Bank for the benefit of two of Dr. Stewart's children.

13 Includes 15,810 shares held by Mr. Sullivan's wife, 51,000 shares held by the Sullivan Family Partnership respecting which Mr. Sullivan and his wife are partners, 1,140 shares held by Mr. Sullivan as trustee of a charitable remainder trust, and 802 shares held by the ESOP for Mr. Sullivan's benefit.

14   Includes 17,900 shares held in an IRA for Dr. Sutterlin's benefit.

                             EXECUTIVE COMPENSATION

COMPENSATION

     The following table sets forth all compensation for services in all capacities to the Corporation and its subsidiaries during the last three fiscal years for the Corporation's Chief Executive Officer and the Corporation's other four highest-paid Executive Officers (including for these purposes three persons not employees of the Corporation but of certain Corporation subsidiaries).

                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
                                                                Long Term Compensation
                                                                ----------------------
            Annual Compensation                         Awards                            Payouts
            -------------------------------------------------------------------------------------
                                             Other
Name                                         Annual     Restricted          Securities             All Other
And                                          Compen-    Stock               Underlying    LTIP     Compen-
Principal                                    sation     Awards              Options 1     Payouts  sation 2
Position       Year   Salary ($) Bonus($)    ($)        ($)                 (#)           ($)      ($)
-------------------------------------------------------------------------------------------------------------

G. Anthony
Busseni,       2004   259,586                                                                       17,390
President &    2003   250,673                                                                       17,080
CEO            2002   225,807                                                                       16,813

Lloyd C.
Hillard, Jr.,
President &    2004   135,700                                                                       10,623
CEO, First     2003   132,221                                                                       10,378
Citizens       2002   125,620                                                                        9,826

Rickey D.
Harp,
President &    2004   156,610                                                10,049                 12,943
CEO, Farmers   2003   146,100                                                                       12,634
Bank           2002   119,756                                                                       10,123

Bruce W.
Brooks,
Executive Vice 2004   133,238                                                                       10,766
President,     2003   127,130                                                                       10,526
Farmers Bank   2002   112,623                                                                        9,571

Allison B.
Gordon,        2004   105,300                                                                        7,873
Senior         2003   100,300                                                                        7,697
Vice President 2002   103,320                                                                        7,344
-------------------------------------------------------------------------------------------------------------
1    On October 25, 2004,  the  Corporation  granted  10,049 options to Mr. Harp under the terms of the Stock Option Plan.  These  options vest over a three year period and have an exercise price of $34.80 per share.

2 In 2004, such entries include (a) Corporation's contributions to the Pension Plan (Mr. Busseni $8,200, Mr. Hillard $4,944, Mr. Harp $6,024, Mr.
     Brooks $5,011 and Ms. Gordon $3,664): (b) the Corporation's contributions to the Salary Savings Plan (Mr. Busseni $8,200, Mr. Hillard $4,944, Mr.
     Harp $6,024, Mr. Brooks $5,011 and Ms. Gordon $3,664) and (c) the cost of group term life and long-term disability insurance premiums paid by the Corporation (Mr. Busseni $990, Mr. Hillard $735, Mr. Harp $895, Mr. Brooks
     $744 and Ms. Gordon $545).



 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                      Shares                     Number of Securities               Value of Unexercised
                     Acquired     Value    Underlying Unexercised Options at       In-the-Money Options at
                   on Exercise  Realized         December 31, 2004 (#)             December 31, 2004 ($) 2
                                                 ---------------------             -----------------------
Name                    (#)        ($) 1   ExercisableUnexercisable           Exercisable   Unexercisable
------------------------------------------------------------------------------------------------------------
G. Anthony Busseni    1,500      13,875         17,500            0               292,250               0
Lloyd C. Hillard, Jr. 3,500      48,350         13,500            0               225,450               0
Rickey D. Harp            0           0          2,000       10,049                33,400          64,314
Bruce W. Brooks       5,842      53,274          4,048            0                67,602               0
Allison B. Gordon     1,500      16,565          8,000            0               133,600               0


1 The value realized from exercising options is calculated by multiplying the number of underlying shares by the difference between the value of a share at exercise date and the option exercise price ($24.50).

2    The value of unexercised  in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the  Corporation's  Common Stock on the NASDAQ SmallCap Market at fiscal year-end ($41.20) and the option exercise price. These values have not been realized.
--------------------------------


COMPENSATION OF DIRECTORS

     During 2004, Directors of the Corporation received a quarterly fee of $1,500. Frank W. Sower, Jr. received an additional $500 per quarter for serving as Chairman of the Board. Directors received $250 for attending any specially-called Board meetings. In addition, Directors received $250 per meeting for serving on the Retirement Committee and the Compensation Committee and $500 per meeting for serving on the Audit Committee. J. Barry Banker received an additional $250 per meeting for serving as the Chairman of the Audit Committee. In addition to the sums set forth above, Directors received a year-end fee of $4,000. The Chief Executive Officer of the Corporation did not receive any director fees for serving as a Director of the Corporation or any subsidiaries. Prior to January 1, 2004, Advisory Directors were paid in the same manner and amount as Directors. Effective January 1, 2004, Advisory Directors receive a fee of $750 for each quarterly meeting attended, a fee of $125 for each specially-called board meeting attended, $125 for each Retirement Committee and Compensation Committee meeting attended and $250 for each Audit Committee meeting attended. The fee structure for Directors, including the Chief Executive officer, will not change in 2005.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16"), requires the Corporation's Directors and certain officers and beneficial owners of Corporation Common Stock (collectively, the "Reporting Persons") to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Corporation Common Stock. The Reporting Persons are required to furnish the Corporation with copies of all reports filed pursuant to Section 16.

     Based solely upon a review of such reports received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Corporation believes that, during 2004, all
Section 16 filing obligations applicable to the Reporting Persons were complied with.

REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee is composed of three members who are independent, outside Directors as defined under NASD rules. Among other duties, the Committee is responsible for developing standards and making recommendations to the Board with respect to the compensation of the Corporation's Executive Officers. All decisions by the Committee relating to the compensation of the Company's Executive Officers, including the Chief Executive Officer, are reviewed and given final approval by the full Board of Directors. During 2004, no decisions of the Committee were modified in any material way or rejected by the Board of Directors.

     The Corporation's executive compensation objective is to link compensation with individual performance in a manner that, recognizing the marketplace practices of other financial holding companies, will attract and retain executives who can achieve the short and long-term goals of the Corporation. The compensation policy is to provide for competitive base salaries, which reflect individual levels of responsibility and performance, and annual incentive payments (no annual incentive payments have been made in the periods presented above), which are based upon the annual performance of the Corporation. Executive compensation is also intended to provide an incentive for the Corporation's Executive Officers to pursue the long-term best financial interests of the Corporation and its shareholders.

     The Chief Executive Officer recommends to the Compensation Committee both the total pool for annual base salary increases for the Corporation's Executive Officers and the individual annual base salaries for each Executive Officer. The recommendations by the Chief Executive Officer for the pool for 2004 salary increases and the base salaries for the Executive Officers were accepted by the Compensation Committee without objection, and the Committee's recommendations on those matters were, in turn, approved by the Corporation's Board of Directors.

     The 2004 salary for Mr. Busseni, the Chief Executive Officer of the Corporation, was set by the Compensation Committee in an amount considered competitive with the salary levels for Chief Executive Officers of comparable institutions and in light of the recent performance of the Corporation. In determining salary levels at comparable institutions, the Committee did not use consultants or market surveys but relied instead on its own experience and knowledge of market conditions. The Committee's recommendation on Mr. Busseni's 2004 salary was approved by the Corporation's Board of Directors. Executive compensation is not directly linked to corporate performance. A previously established incentive compensation plan was not in place for 2004.

                            Frank W. Sower, Jr., Compensation Committee Chairman
                            J. Barry Banker
                            Shelley S. Sweeney

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG FARMERS CAPITAL BANK CORPORATION, NASDAQ MARKET INDEX, AND BANK INDUSTRY PEER GROUP INDEX

     The following graph sets forth a comparison of the five-year cumulative total returns among the shares of Corporation Common Stock, the NASDAQ Market Index ("broad market index") and CoreData Industry Group Index ("peer group index"). Cumulative shareholder return is computed by dividing the sum of the cumulative amount of dividends for the measurement period and the difference between the share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The broad market index comprises all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The peer group index consists of 60 banking companies in the Southeastern United States. The Corporation is among the 60 companies included in the peer group index.

Measurement Period      Farmers Capital      NASDAQ          CoreData
(Fiscal Year Covered)   Bank Corporation     Market Index    Group Index
---------------------------------------------------------------------------
FYE 12/31/00                 94.96             62.85           102.09
FYE 12/31/01                130.53             50.10           128.39
FYE 12/31/02                122.74             34.95           137.41
FYE 12/31/03                130.48             52.55           175.45
FYE 12/31/04                164.15             56.97           201.74

Total return assumes reinvestment of dividends.
Assumes $100.00 invested on January 1, 2000.

EMPLOYEE BENEFIT PLANS

     Prior to April 1, 2003, the Corporation and its subsidiaries maintained a Pension Plan and a Salary Savings Plan. The Pension Plan had two components which were the Money Purchase Pension Plan and the ESOP. Effective April 1, 2003, the Money Purchase component was merged with the Salary Savings Plan.

EMPLOYEE STOCK OWNERSHIP PLAN

     The Corporation and its subsidiaries maintain an ESOP for their employees, including the Executive Officers of the Corporation. The ESOP is managed by the Trust Department of Farmers Bank (the "Fund Manager"). Employees who have attained the age of 21 and who have completed one year of service are eligible to participate in the ESOP. For purposes of the ESOP, a year of service is a twelve-month period in which an employee works at least 1,000 hours.

     The Corporation may at its discretion contribute amounts (up to the maximum allowed by federal law) to the ESOP, which contribution will be allocated to all participants in the ratio that each participant's compensation bears to all participants' compensation. Such discretionary contributions will be utilized to purchase shares of Corporation Common Stock to be held in the participants' accounts. During 2004, the Corporation made no contributions to the ESOP.

     The ESOP's vesting schedule is as follows: two years of service, 20% vested; three years of service, 40% vested; four years of service, 60% vested; five years of service, 80% vested; and six years of service, 100% vested.

CORPORATION SALARY SAVINGS PLAN

     The Corporation and its subsidiaries maintain a Salary Savings Plan for their employees, including the Executive Officers of the Corporation, who have attained the age of 21 and have completed one year of service with the Corporation or its subsidiaries. For purposes of the Savings Plan, a year of service is a twelve-month period in which an employee works at least 1,000 hours. The Savings Plan is administered by the Fund Manager. The Savings Plan provides for three types of contributions, as follows:

          1. Voluntary tax-deferred contributions made by the participant;

          2. Matching contributions made by the Corporation; and

          3. Discretionary Corporation contributions.

     A participant is permitted to make tax-deferred voluntary contributions under a salary reduction agreement. This deferral of compensation is subject to certain limitations, one of which is the limit imposed by the Internal Revenue Code of 1986, as amended, upon the dollar amount of the deferral. In 2004, such limit was $13,000, though participants who had reached age 50 were permitted in 2004 to make an additional catch-up contribution of $3,000.

     All contributions made by a participant up to 4% of such participant's compensation are matched by the Corporation.

     The Corporation may, in its sole discretion, make additional contributions to the Savings Plan on behalf of participants. The Corporation made a 4% discretionary contribution to the Savings Plan in 2004. Discretionary
contributions   are  allocated  among   participants  in  the  ratio  that  each
participant's compensation bears to all participants' compensation. A participant's contribution to the Savings Plan is considered as part of the participant's compensation for purposes of computing the Corporation's contribution to the Savings Plan.

     Participants are presented with various investment alternatives related to the Savings Plan. Those alternatives include various stock and bond mutual funds that vary from traditional growth funds to more stable income funds. Corporation Common Stock is not an available investment alternative in the Savings Plan.

     The benefits that a participant can ultimately expect to receive from the Savings Plan are based upon the amount of the annual contributions made by the Corporation and the employee to his or her account together with the accumulated value of all earnings on those contributions. The Savings Plan participants are immediately vested in 100% of their contributions, and Corporation contributions vest on a schedule that mirrors that of the ESOP enumerated above.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is made up of three non-employee Directors and has the advisory services of an Advisory Director. All members of the Audit Committee are "independent directors" as defined by the rules of the NASD. The Corporation's Board of Directors has adopted a written charter for the Audit Committee.

     Crowe Chizek and Company LLC ("Crowe Chizek"), the Corporation's independent auditor, has provided the Audit Committee with written assurance of its independence (as required by Independence Standards Board Standard No. 1). The Audit Committee also met with Crowe Chizek and discussed Crowe Chizek's independence, the results of its audit and other matters required to be discussed by applicable accounting standards (including Statement on Auditing Standards 61).

     The Audit Committee has considered whether the provision of services to the Corporation by Crowe Chizek, beyond those rendered in connection with the audit and review of financial statements, is compatible with maintaining the independence of such firm.

     The Audit Committee has reviewed and discussed with management the audited financial statements that will appear in the 2004 Annual Report to Shareholders.

     The Audit Committee recommended to the Board of Directors that the financial statements for 2004 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     The Audit Committee has adopted a policy pre-approving management's consultation with the primary independent auditor concerning certain additional services outside of the audit and tax services that were specifically approved in the engagement letter for those services. Included were services such as:

     1.   Consultation regarding financial accounting and reporting standards;
     2.   Discussions related to accounting for a proposed acquisition;
     3.   Discussions regarding regulatory requirements;
     4.   Consultation concerning tax planning strategies; and
     5.   Assistance with tax examinations.

     The fees for services provided by the Corporation's primary independent auditor, Crowe Chizek were as follows:

     Audit fees - Fees for the Corporation's integrated audit of the financial statements and internal control, and the review of the Corporation's Form 10-Q's were $307,690 for 2004. Fees for the financial statement audit, and the review of the Corporation's Form 10-Q's were $123,500 for 2003.

     Audit related fees - Aggregate fees for all assurance and related services were $19,065 for 2004 and $32,670 for 2003. These fees were incurred for audits of ancillary programs and benefit plans. An amount of $1,500 is included in the 2004 total and $8,370 is included in the 2003 total which was preapproved by policy as described above.

     Tax fees - Fees related to tax compliance, advice and planning were $37,700 for 2004 and $9,165 for 2003. An amount of $31,700 is included in the 2003 total and $4,165 is included in the 2003 total which was preapproved by policy as described above.

     All other fees - None for 2004 and none for 2003.

     All services provided by the Corporation's primary independent auditor in 2004 and 2003 were approved by the Audit Committee.

                                       J. Barry Banker, Audit Committee Chairman
                                       Frank W. Sower, Jr.
                                       Robert Roach, Jr.

TRANSACTIONS WITH MANAGEMENT

     The bank subsidiaries of the Corporation have had and expect in the future to have banking transactions in the ordinary course of business with Directors and Executive Officers of the Corporation and their affiliates. All loans to and deposits from such persons or their affiliates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than the normal risk of collectability or other unfavorable features.

APPOINTMENT OF AUDITOR

     The Audit  Committee  will  recommend to the Board of Directors  that Crowe
Chizek be reappointed as the Corporation's independent auditor for 2005. Representatives of Crowe Chizek are expected to be present at the Meeting, and they will (i) have an opportunity to make a statement, if they so desire, and
(ii) be available to respond to questions.

SHAREHOLDERS' PROPOSALS FOR 2006 ANNUAL MEETING

     It is presently contemplated that the 2006 Annual Meeting of the Shareholders will be held on or about May 9, 2006. In order for any shareholder proposal to be included in the proxy material of the Corporation for the 2006 Annual Meeting of Shareholders, the Secretary of the Corporation must receive it no later than November 30, 2005. It is urged that any proposals be sent by certified mail, return receipt requested.

     Shareholders' proxies to be solicited by the Corporation in connection with its 2006 Annual Meeting of Shareholders will confer on the proxyholders discretionary authority to vote on any matter presented at that meeting, unless notice that the matter is to be presented at the 2006 meeting is provided to the Corporation no later than February 16, 2006.

GENERAL

     SHAREHOLDERS' PARTICIPATION IN THE 2005 ANNUAL SHAREHOLDERS' MEETING. The Bylaws of the Corporation do not contain any requirement for shareholders to provide advance notice of proposals or nominations they intend to present at the Meeting.

     EXPENSES. The expense of this solicitation of proxies will be borne by the Corporation.

     SOLICITATIONS. Solicitations will be made by the use of mails, except that proxies may be solicited by telephone by Directors and officers of the Corporation. The Corporation does not expect to pay any other compensation for the solicitation of proxies, but will reimburse brokers and other persons holding Corporation Common Stock in their names, or in the name of nominees, for their expenses in sending proxy materials to their principals.

     NO APPRAISAL RIGHTS. Under Kentucky law, there are no appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Meeting.


                                 OTHER BUSINESS

     The Board of Directors does not presently know of any matters that will be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the holders of proxies solicited by the Board of Directors of the Corporation will have the authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.


                                            By Order of the Board of Directors,

                                            /s/ C Douglas Carpenter
                                            C. Douglas Carpenter
                                            Vice President, Secretary
                                            and Chief Financial Officer


Frankfort, Kentucky
April 1, 2005

                                   Appendix A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I.   AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     o Monitor the independence and performance of the Company's independent auditors and internal audit department.

     o Provide an avenue of communication among the independent auditors, management, the internal audit department, and the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of management, not the Audit Committee, to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principals and applicable rules and regulations.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, subject to full Board approval and at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of companies listed on NASDAQ. The Audit Committee shall be comprised of three or more directors, including emeritus directors, as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Directors' fees, including Board Committee fees, are the only compensation an Audit Committee member may receive from the Company. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. One member of the Audit Committee shall qualify as an "audit committee financial expert," as defined by the SEC under Section 407 of the Sarbanes-Oxley Act.

Audit Committee members shall be appointed by the Board. If an audit committee Chair is not present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal audit department, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review any significant findings noted during the auditors' limited review procedures.

III.      AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     REVIEW PROCEDURES
     -----------------

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing of the 10-K or distribution of the annual report. This should be done as soon as possible after receipt of the independent auditor's opinion and the proposed footnotes. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. In consultation with the management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management's responses, including the status of previous recommendations.

     4. Review with the independent auditors the results of the quarterly financial statement reviews prior to release of earnings and/or filing of the 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     5. Review and approve all related party transactions as required by the NASDAQ Corporate Governance Proposal.

     INDEPENDENT AUDITORS
     --------------------

     6. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee is directly responsible for the oversight of the independent auditor and has sole authority for their appointment, compensation, or termination. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     7. The Committee shall approve in advance all audit fees and terms and all non-audit services provided by the independent auditor. Audit Committee Chairman, Barry Banker or Audit Committee member and Chairman of the Board, Frank Sower have been authorized by the Audit Committee to approve additional funds on behalf of the Audit Committee if the independent auditors need to perform additional work which had not been previously approved.

     8. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor's independence. Independent auditors are required to provide a report which discloses all relationships with the Company that the auditor believes may impact independence and objectivity.

     9. Review the independent auditors' audit plan and engagement letter. Discuss scope, staffing, locations, reliance upon management and internal audit, and general audit approach.

     10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. This may be accomplished through a telephone conversation with the Audit Committee or the Chair as its representative. Also discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61. These SAS 61 requirements may be communicated by independent auditors orally or in writing and may take place before or after the financial statements are issued. Items include: auditor's responsibility under GAAS, significant accounting policies, management judgments and accounting estimates, significant audit adjustments, other information in documents containing audited financial statements, disagreements with management, consultation with other accountants by management, major issues discussed with management prior to retention, and any difficulties encountered in performing the audit.

     11. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     12. Resolve any disagreements between management and the independent auditors regarding financial reporting.

     INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE
     ----------------------------------------------

     13. Review the budget, plan, changes in plan activities, organizational structure, and qualifications of the internal audit department as needed. The internal audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Audit Committee.

     14. Review the appointment, performance and replacement of the senior internal audit executive.

     15. Review reports prepared by the internal audit department together with management's response and follow-up to these reports.

     16. On at least an annual basis, review with the Company's corporate counsel, any legal matters that could have significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     OTHER AUDIT COMMITTEE RESPONSIBILITIES
     --------------------------------------

     17. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. This report should be included in the Company's annual proxy statement. The report should note whether the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by SAS 61; and (3) received and discussed with the auditors the required report noting auditor independence. The report to shareholders should also state whether the Committee recommends to include the audited financial statements in the annual report.

     18. Establish, review and update periodically a Code of Ethics for Chief Executive Officers and Senior Financial Officers.

     19.  Pursuant to final SEC rules,  establish a process to handle complaints
          about  auditing,   accounting,  and  internal  controls,  and  receive
          anonymous complaints by employees.

     20. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities. The Director of Internal Audit will also present an Internal Audit Update directly to the Board of Directors on a quarterly basis.

     21. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                       This page intentionally left blank.

                       This page intentionally left blank.

                                FARMERS CAPITAL
                                BANK CORPORATION











                            NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT












                               ANNUAL MEETING OF
                                  SHAREHOLDERS
                                  MAY 10, 2005

                        FARMERS CAPITAL BANK CORPORATION
                                      PROXY

Solicited by the Board of Directors in accordance with the notice of Annual Meeting of Shareholders and Proxy Statement dated April 1, 2005 for the Annual Meeting of Shareholders to be held May 10, 2005.

The undersigned shareholder hereby appoints G. Anthony Busseni and Frank W. Sower, Jr., or either of them with full power of substitution, to act as proxy for and to vote the shares of the undersigned at the Annual Meeting of Shareholders of Farmers Capital Bank Corporation to be held at Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky on Tuesday, May 10, 2005, at 11:00 a.m., local time, notice of which meeting and accompanying Proxy Statement being hereby acknowledged as having been received by the undersigned, and at any adjournment or adjournments thereof, as fully as the undersigned would be entitled to vote if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as follows:

1. The election of the following Nominees as Directors of the Corporation as set forth in the Board of Director's Proxy Statement: 1) G. Anthony
     Busseni, 2) Shelley S. Sweeney, 3) Michael M. Sullivan, 4) Frank R. Hamilton, Jr.; and

2. The transaction of such other business as may properly come before the meeting.

                        FARMERS CAPITAL BANK CORPORATION
                                PROXY REPLY CARD


This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no specific direction is given, this proxy will be voted FOR all the Nominees referred to in Item 1 (including any substitute Nominee in the case of unavailability).



         []      FOR ALL NOMINEES
         []      WITHHOLD ALL NOMINEES
         []      FOR ALL NOMINEES EXCEPT THOSE
                 LISTED
                       -------------------------------------



      PLEASE DATE AND SIGN ON REVERSE, AND RETURN IN THE ENCLOSED ENVELOPE.

This proxy is solicited by the Board of Directors and will be voted as stated herein.


                        FARMERS CAPITAL BANK CORPORATION
                                      PROXY



I hereby vote my shares (listed below) as indicated on the reverse side.

Please sign your name below exactly as it appears on your stock certificate(s). Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.


                              Date                                        2005
                                   ---------------------------------------
                             ------------------------------------------------
                             ------------------------------------------------
                             ------------------------------------------------
                                                  Signature of Shareholder(s)